UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2014

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 19, 2014, the Board of Directors (the "Board") of Atlas Air Worldwide Holdings, Inc. ("AAWW" or the "Company") approved changes to AAWW’s Amended and Restated By-Laws, effective as of September 19, 2014, in connection with its annual review of corporate governance matters. The amendments include the following:

Article II (Meetings of Stockholders):

• Updating stockholder meeting procedures consistent with Delaware law to allow for virtual meetings, eliminating a defined date for the annual meeting, addition of provisions to allow a separate record date for notice and voting, adding procedures for postponement or cancellation of a previously called annual meeting, conforming provisions relating to location of the stock ledger in connection with annual meetings, allowing the chairman, as well as stockholders, to adjourn an annual meeting.

• Expanding informational requirements in connection with stockholder proposals and director nominations, including, in part, information regarding the stockholder’s and its affiliates’ (i) derivative or other similar transactions with respect to the Company’s securities, and (ii) direct and indirect compensation arrangements with the proposed nominee.

• Expressly describing the powers and duties of the chairman of a meeting of the stockholders in establishing the agenda of, and the rules and regulations for, any meeting of the stockholders.

Article III (Directors):

• Providing that the number of directors shall be established by the Board of Directors.

• Clarifying that directors shall hold office until their successors are elected at the next annual meeting of stockholders at which their successors are elected and qualified, consistent with Delaware law.

Article IV (Chairman of the Board of Directors):

• Clarifying that any Chairman or Vice-Chairman elected or appointed by the Board may be removed at any time, with or without prior notice, by a majority vote of the Board.

Article V (Meetings of the Board of Directors):

• Streamlining the requirements for and notice provisions of regular and special meetings of the Board.

Article VI (Committees of Directors):

• Simplifying the process for establishing committees of the Board.

• Clarifying that the committees of the Board shall have those powers specified in a board resolution or duly authorized charter for such committee, except to the extent prohibited by Delaware law.

• Eliminating provisions allowing for alternate committee members and provisions related to election of committee chairs.

Article VII (Compensation of Directors):

• Adding a provision that compensation of directors can be determined by the compensation committee in addition to the full board.

Article IX (Notices):

• Providing for electronic delivery of notice to stockholders, as allowed by Delaware law.

• Adding a provision that that attendance at a meeting will constitute waiver of notice of the meeting, except attendance for the sole purpose of objecting, at the beginning of the meeting, to the transaction of any business because such meeting is not lawfully called or convened.

Article X (Officers):

• Allowing the Board to either elect or appoint officers of the corporation.

• Clarifying the term of elected and appointed officers, who shall hold office until their successors are elected or appointed by the Board, and qualified, or until their earlier resignation or removal.

• Clarifying that any officer elected or appointed by the Board may be removed at any time, with or without cause, by a majority vote of the Board.

Article XI (Chief Executive Officer):

• Providing that the chief executive officer shall assume the duties of the chair of the Board in the absence of the chair.

•Providing that the chief executive officer has the power to vote securities of subsidiaries of the corporation on behalf of the corporation.

Article XII (President):

• Providing that the president shall assume the duties of the chief executive officer in the absence of the chief executive officer.

Article XIV (The Secretary and Assistant Secretary):

• Streamlining the requirements of the secretary and assistant secretary to provide that such officer has charge of the books and records and performs such other duties as the Board may from time to time prescribe.

Article XV (The Treasurer and Assistant Treasurers):

• Eliminating the requirement that the Treasurer provide a performance bond if required by the Board.

Article XIX (Fixing Record Date):

• Adding provisions that allow the Board to establish separate record dates for notice and voting at stockholder meetings in accordance with Section 213 of the Delaware General Corporation Law.

• Adding provisions clarifying record dates applicable to postponed or adjourned meetings consistent with Delaware law.

Article XXIII (Annual Statement):

• Deleting Article XXIII, which required the Board of Directors to present a full and clear statement of the business and condition of the corporation at the annual meeting.

Article XXVI (Indemnification):

• Clarifying that the corporation is required to provide mandatory indemnification only to elected officers of the corporation.

• Providing that an elected officer is entitled to a presumption of entitlement to indemnification when a proceeding is resolved in a manner other than adverse judgment, which presumption may be rebutted by clear and convincing evidence.

• Providing that the corporation is required to advance expenses incurred by an indemnitee against an unsecured promise to repay such amounts if it is determined that the person was not entitled to indemnification.

• Clarifying that indemnification is not exclusive of other indemnification rights arising out of other agreements or arrangements.

• Clarifying the ability of an indemnitee to seek enforcement of the indemnification provisions and be reimbursed for expenses if successful in such action.

Certain other conforming or non-substantive changes were also made to the By-Laws. The foregoing summary of the amendments to the By-Laws is subject to, and qualified in its entirety by, the By-Laws, as amended and restated on September 19, 2014, a copy of which is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3 - By-Laws of Atlas Air Worldwide Holdings, Inc., as amended and restated, effective as of September 19, 2014.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

September 24, 2014	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Executive Vice President, General Counsel, Secretary and Chief Human Resources Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

3	By-Laws of Atlas Air Worldwide Holdings, Inc., as amended and restated, effective as of September 19, 2014.